UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2009
ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 494-0400
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-5.1 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
Ex-10.1 Placement Agent Agreement, dated February 19, 2009.
Ex-10.2 Form of Warrant to purchase shares of ARIAD Pharmaceuticals, Inc. common stock.
Ex-10.3 Form of Subscription Agreement between ARIAD Pharmaceuticals, Inc. and each of the purchasers.
Ex-99.1 Press release dated February 20, 2009.

ITEM 1.01 Entry Into a Material Definitive Agreement.
     On February 19, 2009, ARIAD Pharmaceuticals, Inc. (the ‘‘Company’’) entered into a Placement Agent Agreement with Lazard Capital Markets LLC (the ‘‘Placement Agent’’), relating to the sale by the Company of 14,378,698 shares of common stock (approximately 19.9% of the Company’s outstanding common shares) at a purchase price of $1.69 per share. Investors also received 0.75 of a warrant for each share of common stock. The warrants have a three-year term from the date of issuance, are exercisable beginning six months after the date of issuance and will be exercisable at a price of $2.15 per share. The Placement Agent Agreement, the form of Warrant and the form of Subscription Agreement pursuant to which the Company sold and issued the shares and warrants to the investors are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and such documents are incorporated herein by reference. The net proceeds to the Company from the sale of the shares and warrants, after deducting the fees of the Placement Agent and estimated offering expenses, will be approximately $22.8 million. The Company’s press release dated February 20, 2009, announcing its agreement to sell the shares and warrants is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.
     The shares and warrants were offered and sold pursuant to a prospectus supplement dated February 19, 2009 and an accompanying prospectus dated February 16, 2007, pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-140333). The offering is scheduled to close on February 25, 2009, subject to customary closing conditions.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	Placement Agent Agreement, dated February 19, 2009, by and between ARIAD Pharmaceuticals, Inc. and Lazard Capital Markets LLC.

10.2	Form of Warrant to purchase shares of ARIAD Pharmaceuticals, Inc. common stock.

10.3	Form of Subscription Agreement between ARIAD Pharmaceuticals, Inc. and each of the purchasers.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).

99.1	Press release dated February 20, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.
	By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Date: February 20, 2009		Senior Vice President, Chief Financial Officer

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